Prepaid Charter Revenue, current and non-current	12 Months Ended
Dec. 31, 2011
Prepaid Charter Revenue [Abstract]
Prepaid Charter Revenue, current and non-current

8.       Prepaid charter revenue, current and non-current

The amounts shown in the accompanying consolidated balance sheets reflect the unamortized balance of an asset recognized by the Company pursuant to the acquisition of Gala in May 2009 and the amount paid in excess of the predelivery installments for the construction of the vessel “Houston”. Gala has time chartered the “Houston” to Jiangsu Shagang Group Co. (“Shagang”) at a gross charter hire rate of $55 per day for a period of a minimum of 59 months and a maximum of 62 months which commenced in November 2009.

The amount recognized as prepaid charter revenue is amortized in revenues over the duration of the time charter contract beginning on the delivery of the vessel to the time charterers. As of December 31, 2011 and 2010, the unamortized balance of the account, net of accumulated amortization of $6,591 and $3,541, respectively, was $8,409 ($3,058 of current and $5,351 of non-current portion) and $11,459 ($3,050 of current and $8,409 of non-current portion), respectively.

The amortization to revenues for 2011, 2010 and 2009 amounted to $3,050, $3,048 and $493, respectively and is included in Time charter revenues in the accompanying consolidated statements of income.

The estimated amortization expense for each of the succeeding years is as follows:

Period			Amount
January 1, 2012	to	December 31, 2012	$3,058
January 1, 2013	to	December 31, 2013	3,050
January 1, 2014	to	October 3, 2014	2,301